SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549


                                            FORM 8-K


                                         CURRENT REPORT


                               Pursuant to Section 13 or 15(d) of
                               The Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  March 13, 1998


                                Data Systems Network Corporation
                     (Exact name of registrant as specified in its charter)


                                            Michigan
                         (State or other jurisdiction of incorporation)

             1-13424                                   38-2649874
      (Commission File Number)             (IRS Employer Identification No.)

     34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
                 (Address of principal executive offices)   (Zip Code)


         Registrant's telephone number, including area code:  (248) 489-8700

                                         Not Applicable
                  (Former name or former address, if changed since last report)






































ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On March 13, 1998, KPMG Peat Marwick LLP ("KPMG") informed the Board of Directors of Data Systems Network Corporation (the "Registrant") that it has resigned as the Registrant's independent auditors. The Registrant is currently in the process of selecting independent accountants for its fiscal year ending December 31, 1997. The Registrant has placed no limitations on KPMG responding fully to inquiries of the successor accountant.

           The reports of KPMG on the Registrant's financial statements for each of the past two fiscal years have been withdrawn as of February 24, 1998. Prior to such withdrawal, such reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

           In connection with its audits for the two most recent fiscal years and through March 13, 1998, (i) there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such fiscal years and (ii) there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except as follows:

           - As announced on February 24, 1998, the Registrant and KPMG became aware of certain accounting irregularities which may have affected previously issued financial statements. Contemporaneously, KPMG advised the Registrant that its auditor's report on the Registrant's consolidated financial statements as of December 31, 1996 and 1995 and for each of the years in the two-year period ended December 31, 1996 should no longer be relied upon. A special committee of the outside members of the Registrant's Board of Directors was established to investigate the matter.
                     In KPMG's March 13, 1998 letter of resignation, it advised the Board of Directors of the Registrant that it has concluded that it can no longer rely on management's representations, and that it is unwilling to be associated with the financial statements prepared by management.

           - KPMG previously communicated to the Registrant two items which it considered to be material weaknesses in internal control relating to the Registrant's new accounting system and the timeliness, accuracy and availability of reconciliations, schedules and other supporting documentation. These items were subsequently discussed with the Audit Committee of the Board of Directors.

           The Registrant has provided KPMG with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated March 19, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16           Letter from KPMG Peat Marwick LLP, dated March 19, 1998













                                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 19, 1998                              DATA SYSTEMS NETWORK CORPORATION


                                            /s/ Michael W. Grieves
                                            --------------------------------
                                            By: Michael W. Grieves